LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Variable Annuity Account H
American Legacy® III, American Legacy® III B Class
American Legacy® III C Share, American Legacy® III View, American Legacy® III Plus
American Legacy® Design, American Legacy® Series
American Legacy® Fusion, American Legacy® Signature, American Legacy® Advisory
American Legacy Shareholder’s Advantage®, American Legacy Shareholder’s Advantage® A Class
American Legacy® Target Date Income B Share, American Legacy® Target Date Income Advisory

Supplement dated November 16, 2023 to the
Updating Summary Prospectus for Current Contractowners dated May 1, 2023

This supplement to the prospectus for your individual variable annuity contract describes revisions to i4LIFE® Advantage, an optional variable payout option available under your Contract. These revisions apply to all i4LIFE® Advantage elections on and after November 20, 2023. All other provisions in your prospectus remain unchanged.

OVERVIEW

The following changes will apply to all elections of i4LIFE® Advantage beginning November 20, 2023:
•	The minimum Access Period selected must be no less than 10 years;
•	The available Assumed Investment Return (AIR) rates are limited to 3% and 4%; and
•	The annuity factor used to calculate the Regular Income Payment will no longer include gender as a component.

Please keep this supplement for future reference.